Income taxes	9 Months Ended
Jul. 31, 2023
Text block [abstract]
Income taxes
Note 11.    Income taxes
The Canada Revenue Agency (CRA) has reassessed CIBC’s 2011–2018 taxation years for approximately $1,772 million of additional income taxes related to the denial of deductions of certain dividends on bases including that the dividends were part of a “dividend rental arrangement”. The reassessments for additional income taxes in respect of the 2018 taxation year are approximately $170 million. Subsequent taxation years may also be similarly reassessed. CIBC is confident that its tax filing positions are appropriate and intends to defend itself vigorously. Accordingly, no amounts have been accrued in the interim consolidated financial statements.
In May 2023, CIBC lost its appeal at the Federal Court of Appeal from a Tax Court of Canada decision which denied our claim of a foreign exchange capital loss. The impact of the Federal Court of Appeal decision was reflected last quarter in our interim consolidated financial statements, as were offsets from other adjustments. Both the Tax Court of Canada and the Federal Court of Appeal had previously heard a similar case on point and allowed the foreign exchange capital loss in question. In August 2023, CIBC filed a leave to appeal application with the Supreme Court of Canada. As previously disclosed, CIBC has potential exposure of approximately $
100 million
in respect of other similar matters.
In prior years, the CRA issued reassessments disallowing the deduction of Enron settlement payments and related legal expenses (the Enron expenses). The CRA later entered into a settlement agreement with CIBC in respect to the portion of the Enron expenses deductible in Canada. CIBC has been working with the Internal Revenue Service to settle the portion of the Enron expenses deductible in the U.S. It is possible that adjustments may be required to the amount of tax benefits recognized in the U.S.